EXHIBIT A

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G with respect to the Class A Common Stock, par value $0.01 per share, of Signify Health, Inc., is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

This agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of February 11, 2022.

NEW MOUNTAIN PARTNERS V (AIV-C2), L.P.
By: New Mountain Investments V, L.L.C., its
general partner

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member

REMEDY ACQUISITION, L.P.
By: Remedy Investment GP, LLC, its general partner
By: New Mountain Partners V, L.P., its sole member
By: New Mountain Investments V, L.L.C., its
general partner

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member

NEW MOUNTAIN PARTNERS V (AIV-C), L.P.
By: New Mountain Investments V, L.L.C., its
general partner

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member

REMEDY INVESTMENT GP, LLC
By: New Mountain Partners V, L.P., its sole member
By: New Mountain Investments V, L.L.C., its
general partner

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member

NEW MOUNTAIN PARTNERS V, L.P.
By: New Mountain Investments V, L.L.C., its
general partner

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member

NEW MOUNTAIN INVESTMENTS V, L.L.C.

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member

NEW MOUNTAIN CAPITAL, L.L.C.
By: New Mountain Capital Group, L.P., its managing
member
By: NM Holdings GP, L.L.C., its general partner

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member

NEW MOUNTAIN CAPITAL GROUP, L.P.
By: NM Holdings GP, L.L.C., its general partner

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member

NM HOLDINGS GP, L.L.C.

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member

/s/ Steven B. Klinsky
Steven B. Klinsky